UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

BBX CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 23, 2018, Bluegreen Vacations Corporation (“Bluegreen”), a 90% owned subsidiary of BBX Capital Corporation, completed a private offering and sale of approximately $117.7 million of investment-grade, timeshare receivable-backed notes (the “Notes”), including approximately $49.8 million of Class A Notes, approximately $33.1 million of Class B Notes and approximately $34.8 million of Class C Notes with interest rates of 3.77%, 3.95% and 4.44%, respectively, which blends to an overall weighted average interest rate of approximately 4.02%. The gross advance rate for this transaction (the "2018-A Term Securitization") was 87.2%. The Notes mature in February 2034. KeyBanc Capital Markets Inc. (“KeyCM”) and Barclays Capital Inc. acted as joint bookrunners and co-lead managers and were the initial purchasers of the Notes. KeyCM also acted as structuring agent for the transaction.

The amount of the timeshare receivables sold or to be sold to BXG Receivables Note Trust 2018-A (the “Trust”) is approximately $135 million, approximately $109 million of which was sold to the Trust at closing and approximately $26 million of which is expected to be sold to the Trust by February 25, 2019. The gross proceeds of such sales to the Trust are anticipated to be approximately $117.7 million. A portion of the proceeds received at the closing were used to: repay KeyBank National Association (“KeyBank”) and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (“DZ Bank”) approximately $49.2 million, representing all amounts outstanding (including accrued interest) under Bluegreen's existing purchase facility with KeyBank and DZ Bank (the "KeyBank/DZ Purchase Facility"); repay Liberty Bank approximately $20.4 million under Bluegreen's existing facility with Liberty Bank (the “Liberty Bank Facility”); repay Pacific Western Bank approximately $7.1 million under Bluegreen's existing facility with Pacific Western Bank (the “Pacific Western Bank Facility”); capitalize a reserve fund; and pay fees and expenses associated with the transaction. The remainder of the proceeds from the 2018-A Term Securitization are expected to be used by Bluegreen for general corporate purposes. As a result of the facility repayments described above, immediately after the closing of the 2018-A Term Securitization, (i) there were no amounts outstanding under the KeyBank/DZ Purchase Facility, which allows for maximum outstanding receivable-backed borrowings of $80.0 million on a revolving basis through December 31, 2019, (ii) there was approximately $19.1 million outstanding under the Liberty Bank Facility, which permits maximum outstanding receivable-backed borrowings of $50.0 million on a revolving basis through March 12, 2020, and (iii) there was approximately $9.6 million outstanding under the Pacific Western Bank Facility, which permits maximum outstanding receivable-backed borrowings of $40.0 million on a revolving basis through September 20, 2021, in each case, subject to eligible collateral and the other terms and conditions of the facility. Thus, additional availability of approximately $76.7 million in the aggregate was created under the KeyBank/DZ Purchase Facility, Liberty Bank Facility and Pacific Western Facility as a result of the repayments.

Subject to performance of the collateral, Bluegreen will receive any excess cash flows generated by the receivables transferred under the 2018-A Term Securitization (excess meaning after payments of customary fees, interest, and principal under the 2018-A Term Securitization) on a pro-rata basis as borrowers make payments on their timeshare loans.

While ownership of the timeshare receivables included in the 2018-A Term Securitization is transferred and sold for legal purposes, the transfer of these timeshare receivables is accounted for as a secured borrowing for financial accounting purposes. Accordingly, no gain or loss was recognized as a result of this transaction.

The Notes were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were subsequently offered and sold by the initial purchasers only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and, outside the United States, only to non-US investors pursuant to Regulation S. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered (which is not expected), the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The description of the 2018-A Term Securitization set forth above is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements and instruments governing the transaction, which are included as Exhibits 10.1 through 10.5 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 - Indenture, dated as of October 15, 2018, among BXG Receivables Note Trust 2018-A, as Issuer, Bluegreen Vacations Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Custodian

Exhibit 10.2 - Sale Agreement, dated as of October 15, 2018, by and between BRFC 2018-A LLC, as Depositor, and BXG Receivables Note Trust 2018-A, as Issuer

Exhibit 10.3 - Transfer Agreement, dated as of October 15, 2018, by and among Bluegreen Vacations Corporation, BXG Timeshare Trust I, as Seller, and BRFC 2018-A LLC, as Depositor

Exhibit 10.4 - Purchase and Contribution Agreement, dated as of October 15, 2018, by and between Bluegreen Vacations Corporation, as Seller, and BRFC 2018-A LLC, as Depositor

Exhibit 10.5 - BXG Receivables Note Trust 2018-A, Standard Definitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2018

BBX CAPITAL CORPORATION

By:	/s/ Raymond S. Lopez
Raymond S. Lopez
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Ex 10.1

Indenture, dated as of October 15, 2018, among BXG Receivables Note Trust 2018-A, as Issuer, Bluegreen Vacations Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Custodian

Ex 10.2	Sale Agreement, dated as of October 15, 2018, by and between BRFC 2018-A LLC, as Depositor, and BXG Receivables Note Trust 2018-A, as Issuer
Ex 10.3	Transfer Agreement, dated as of October 15, 2018, by and among Bluegreen Vacations Corporation, BXG Timeshare Trust I, as Seller, and BRFC 2018-A LLC, as Depositor
Ex 10.4	Purchase and Contribution Agreement, dated as of October 15, 2018, by and between Bluegreen Vacations Corporation, as Seller, and BRFC 2018-A LLC, as Depositor
Ex 10.5	BXG Receivables Note Trust 2018-A, Standard Definitions